UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2011

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Monmouth Real Estate Investment Corporation
(Exact name of registrant as specified in its charter)
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Maryland	001-33177	22-1897375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Juniper Business Plaza, Suite 3-C 3499 Route 9 North Freehold, New Jersey		07728
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(732) 577-9996

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Monmouth Real Estate Investment Corporation (the “Company”) entered into purchase agreements dated November 30, 2011 with an institutional investor pursuant to which the Company agreed to sell an aggregate of 2,000,000 shares of its common stock, par value $0.01 per share (“Common Stock”), to such investor in a registered offering at a purchase price of $8.39 per share. The Company’s total net proceeds from the offering, after deducting the placement agent’s fee and other estimated offering expenses, will be approximately $16,200,000. The offering is expected to close on or about December 5, 2011, subject to satisfaction of customary closing conditions. The Company intends to use all of the net proceeds to purchase properties in the ordinary course of business and for general corporate purposes.

In connection with the offering, the Company entered into a placement agent agreement dated November 30, 2011 with CSCA Capital Advisors, LLC (“CSCA”) pursuant to which CSCA agreed to act as the Company’s placement agent. As placement agent, CSCA will receive a placement agent fee equal to 2.5% of the gross proceeds from the offering, plus certain expenses. In the ordinary course of business, CSCA and/or its affiliates have engaged, and may in the future engage, in financial advisory, investment banking and other transactions with the Company for which customary compensation has been, and will be, paid.

The Common Stock is being offered and sold pursuant to the Company’s prospectus supplement dated November 30, 2011 (the “Prospectus Supplement”), which supplements the Company’s prospectus dated September 14, 2009, filed with the Securities and Exchange Commission (the “SEC”) pursuant to a Registration Statement on Form S-3 (File No. 333-161668), filed with the SEC on September 1, 2009, and declared effective on September 14, 2009 (the “Registration Statement”). The Common Stock is described in the Company’s Registration Statement.

The foregoing summaries of the terms of the purchase agreements and placement agent agreement are only a brief description of certain terms therein, do not purport to be a complete description of the rights and obligations of the parties thereunder, and are qualified in their entirety by such documents attached hereto. A copy of the form of purchase agreements is attached hereto as Exhibit 10.1 and is incorporated by reference herein. A copy of the placement agent agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

Item 7.01 FD Disclosure.

The Company issued a press release concerning the offering on November 30, 2011. The press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

On November 30, 2011, the Company was added to the MSCI US REIT Index.  A copy of the press release issued by the Company in connection with its addition to the MSCI US REIT Index is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Placement Agent Agreement dated as of November 30, 2011 by and between Monmouth Real Estate Investment Corporation and CSCA Capital Advisors, LLC.

5.1	Opinion of Stroock & Stroock & Lavan LLP

8.1	Tax Opinion of Stroock & Stroock & Lavan LLP

10.1	Form of Purchase Agreement.

23.1	Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1 and 8.1)

99.1	Press Release dated November 30, 2011.

99.2	Press Release dated November 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2011	MONMOUTH REAL ESTATE INVESTMENT CORPORATION

	By:	/s/ Maureen E. Vecere
		Name:	Maureen E. Vecere
		Title:	Chief Financial and Accounting Officer

Exhibit Index

1.1	Placement Agent Agreement dated as of November 30, 2011 by and between Monmouth Real Estate Investment Corporation and CSCA Capital Advisors, LLC.

5.1	Opinion of Stroock & Stroock & Lavan LLP

8.1	Tax Opinion of Stroock & Stroock & Lavan LLP

10.1	Form of Purchase Agreement.

23.1	Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1 and 8.1)

99.1	Press Release dated November 30, 2011.

99.2	Press Release dated November 30, 2011.